Exhibit 10.17

RESTRICTED STOCK PURCHASE AGREEMENT

THIS AGREEMENT (this “Agreement”) is effective as of [—], 2012 (the “Effective Date”) by and between Vocera Communications, Inc., a Delaware corporation (the “Company”), and [—] (the “Purchaser”).

WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, capital stock of the Company as herein described according to the terms and subject to the conditions hereinafter set forth.

WHEREAS, the Purchaser is a non-employee member of the Company’s Board of Directors.

NOW, THEREFORE, in consideration for the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.        Number of Shares and Price Per Share. The Purchaser hereby agrees to purchase from the Company, and the Company agrees to sell to the Purchaser, [            ] shares of the Company’s Common Stock, with a $0.0003 par value per share (the “Stock”), at a purchase price equal to the par value per share (the “Purchase Price”). The Purchase Price shall be deemed paid through services provided by the Purchaser.

2.        Unvested Share Repurchase Option. In the event that the Purchaser’s engagement with the Company as a member of the Company’s Board of Directors is terminated with or without cause or if the Purchaser or the Purchaser’s legal representative attempts to sell, assign, pledge, encumber, exchange, transfer or otherwise dispose of any shares of Stock purchased pursuant to this Agreement which have not vested in the Purchaser pursuant to Section 2(a) below (the “Unvested Shares”), the Company shall have the right to reacquire the Unvested Shares under the terms and subject to the conditions set forth in this Section 2 (the “Unvested Share Repurchase Option”).

(a)        Vesting of Stock. The term “Vesting Start Date” shall mean February 9, 2012. Shares that are vested pursuant to the vesting schedule set forth in this subsection and pursuant to Section 2(d) are vested shares (the “Vested Shares”). For so long as the Purchaser continuously provides services to the Company as a non-employee member of the Company’s Board of Directors from and after the Vesting Start Date, the shares of Stock subject to this Agreement will vest as follows: (a) prior to February 9, 2013, none of the shares of Stock subject to this Agreement will vest, (b) 50% of the shares of Stock subject to this Agreement will vest on February 9, 2013 and (c) the remaining 50% of the shares of Stock subject to this Agreement will vest on February 9, 2014. The aggregate percentage of Stock constituting Vested Shares may not exceed one hundred percent (100%) of the Stock, and the number of shares of Stock shall be adjusted appropriately to reflect any stock splits, stock dividends, recombinations, recapitalizations or the like by the Company.

(b)        Exercise of Unvested Share Repurchase Option. Except as provided in Section 2(e) below, in the event that the Purchaser’s engagement with the Company as a member of the Company’s Board of Directors is terminated with or without cause or if the Purchaser or the Purchaser’s legal representative attempts to sell, assign, pledge, encumber, exchange, transfer or otherwise dispose of any Unvested Shares other than as allowed in this Agreement, the Company may exercise the Unvested Share Repurchase Option by written notice to the Escrow Agent (as defined in Section 10 below) and to the Purchaser or the Purchaser’s legal representative within sixty (60) days after such termination or after the Company has received notice of the attempted disposition.

(c)        Payment for Stock and Return of the Stock. Payment by the Company to the Escrow Agent on behalf of the Purchaser or the Purchaser’s legal representative shall be made in cash within sixty (60) days after the date of the mailing of the written notice of exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any promissory note of the Purchaser to the Company shall be treated as payment to the Purchaser in cash to the extent of the unpaid principal and any accrued interest canceled. The purchase price per share for the shares being purchased by the Company shall be an amount equal to the Purchaser’s Purchase Price. Within thirty (30) days after payment by the Company, the Escrow Agent shall give the shares which the Company has purchased to the Company and shall give the payment received from the Company to the Purchaser.

(d)        Accelerated Vesting; Early Termination of Unvested Share Repurchase Option. The other provisions of Section 2 withstanding, 100% of any Unvested Shares shall fully and automatically vest and the Unvested Share Repurchase Option shall terminate with respect to such shares in the event of a Change of Control. The term “Change of Control” shall mean the first to occur of any of the following events after the Effective Date hereof: (i) the consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation where the stockholders of the Company immediately before such transaction obtain or retain, directly or indirectly, at least a majority of the beneficial interest in the voting securities of the acquiring entity or surviving entity immediately after such merger or consolidation; or (ii) the consummation of the sale or disposition (or the last in a series of sales or dispositions) by the Company of all or substantially all of the Company’s assets, other than a sale or disposition to a wholly-owned direct or indirect subsidiary of the Company and other than a sale or disposition where the stockholders of the Company immediately before such transaction obtain or retain, directly or indirectly, at least a majority of the beneficial interest in the voting securities of the acquiring entity or surviving entity to which such sale or disposition was made after such sale or disposition; or (iii) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or group of persons becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company 50% or more of the total voting power represented by the Company’s then outstanding voting securities; or (iv) during any one (1) consecutive year period after the Effective Date, Incumbent Directors cease for any reason to constitute a majority of the Company’s Board of Directors. “Incumbent Directors” shall mean directors who either (i) are directors of the Company as of the Effective Date, or (ii) are elected, or nominated for election, to the Company’s Board of Directors with the affirmative votes of at least a majority of those directors then still in office who either were directors on the Effective Date or whose election or nomination for election was so approved, but excluding any director who was elected in connection with any actual or threatened proxy contest. In addition, the Company’s Board of Directors may also terminate the Unvested Repurchase Option in such other event as the Board of Directors may determine to be appropriate.

(e)        Transfers Not Subject to the Unvested Share Repurchase Option. The Unvested Share Repurchase Option shall not apply to a transfer to the Purchaser’s ancestors, descendants or spouse or a trustee for their benefit or the benefit of the Purchaser, provided that such transferee shall agree in writing (in a form satisfactory to the Company) to take the Stock subject to all applicable terms and conditions of this Agreement, including Section 2 providing for an Unvested Share Repurchase Option and Section 3 providing for a Right of First Refusal (as defined in Section 3 below).

(f)        Assignment of Unvested Share Repurchase Option. In the event the Company is unable to exercise the Unvested Share Repurchase Option or the Right of First Refusal pursuant to the provisions of Section 500 et seq. of the California Corporations Code, or the corresponding provisions of other applicable law, the Company shall have the right to assign the Unvested Share Repurchase Option or the Right of First Refusal to one or more persons as may be selected by the Company.

3.        Right of First Refusal.

(a)        Notice of Transfer. In the event that the Purchaser proposes to sell, assign, pledge, encumber, exchange, transfer or otherwise dispose of (“Transfer”) any of the Purchaser’s Stock, the Purchaser shall give the Company written notice of the Purchaser’s intention (“Transfer Notice”), describing the offered shares (“Offered Shares”), the identity of the prospective transferee and the consideration and the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall be signed by the Purchaser or the Purchaser’s representative and the prospective transferee, and must constitute a binding agreement for the Transfer of the Stock subject only to the Right of First Refusal.

(b)        Bona Fide Determination. Within fifteen (15) days of delivery of the Transfer Notice, the Company’s Board of Directors shall determine the bona fide nature of the proposed Transfer and give the Purchaser written notice of its determination. If the proposed Transfer is deemed to be bona fide, the remaining subsections of this Section 3 shall apply to the sale. If the proposed Transfer is deemed not be bona fide, the Purchaser will be responsible for providing additional information to the Company’s Board of Directors to show the bona fide nature of the proposed Transfer and no Stock will be Transferred on the books of the Company until the Company’s Board of Directors has approved the proposed Transfer as bona fide.

(c)        Failure to Exercise; Exercise. If the Company elects not to or fails to exercise in full the Right of First Refusal within fifteen (15) days from the later of the date the Transfer Notice is delivered to the Company or fifteen (15) days after the date the Transfer is determined to be bona fide (if the Purchaser is required to provide additional information as provided in Section 3(b)), the Purchaser may, by the later of sixty (60) days after the delivery of the Transfer Notice to the Company or 30 days after the date the Transfer is determined to be bona fide (if the Purchaser is required to provide additional information as provided in Section 3(b)), conclude a Transfer of the shares of Stock subject to the Transfer Notice which have not been purchased by the Company pursuant to exercise of the Right of First Refusal on the terms and conditions described in the Transfer Notice. Any proposed Transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed Transfer by the Purchaser, shall again be subject to the Right of First Refusal and shall require compliance by the Purchaser with the procedures described in this Section 3. If the Company (or its designee as selected by the Company) exercises the Right of First Refusal, the Company shall give written notice to the Purchaser upon the later of fifteen (15) days of the Transfer Notice or the date of determination that the proposed Transfer is bona fide. Thereafter, the parties shall consummate the sale of shares of Stock on the terms set forth in the Transfer Notice within fifteen (15) days of the Company’s notice of exercise; provided, however, in the event the Transfer Notice provides for the payment for the shares of Stock other than in cash, the Company shall have the option of paying for the shares of Stock by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company.

(d)        Condition to Transfer. All transferees of shares of Stock or any interest therein other than the Company shall be required as a condition of such Transfer to agree in writing (in a form satisfactory to the Company) that they will receive and hold such shares of Stock or interest subject to all applicable terms and conditions of this Agreement, including the Right of First Refusal.

(e)        Termination of Right. The Right of First Refusal shall terminate at such time as a public market exists for the Company’s Common Stock (or any other stock issued by the Company, or any successor, in exchange for the Stock); a “public market” shall be deemed to exist if such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or such stock is traded on the over-the-counter market and prices therefore are published daily on business days in a recognized financial journal.

(f)        Limitation on Right. Notwithstanding the provisions of this Section 3, the Right of First Refusal set forth in this Section 3 shall not apply to:

(i)        any Transfer to the Purchaser’s ancestors or descendants or spouse or to a trustee for their benefit provided that in any case any such transferee shall agree in writing (in a form satisfactory to the Company) to take the Stock subject to all applicable terms and conditions of this Agreement, including the Unvested Share Repurchase Option, if applicable, and the Right of First Refusal.

(ii)        any Transfer of less than an aggregate of 5% of the Stock held by the Purchaser.

(iii)        any Transfer of the Stock (a) in the Company’s initial public offering of securities registered under the Securities Act of 1933, as amended (“Securities Act”) or (b) in connection with a Change of Control.

4.        Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Unvested Shares shall immediately be subject to the Company’s Unvested Share Repurchase Option. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the shares of Stock. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Unvested Share Repurchase Option, provided that the aggregate purchase price payable for the Unvested Shares shall remain the same. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Unvested Share Repurchase Option may be exercised by the Company’s successor.

5.        Restrictions on Transfer of Unvested Shares. The Purchaser may not Transfer any Unvested Shares of the Stock still subject to the Unvested Share Repurchase Option except as provided in Sections 2(e) and 3.

6.        Consent of Spouse. If the Purchaser is married on the date of this Agreement, the Purchaser’s spouse shall execute a Consent of Spouse in the form of Exhibit A hereto, effective on the date hereof. Such consent shall not be deemed to confer or convey to the spouse any rights in the Stock that do not otherwise exist by operation of law or the agreement of the parties. If the Purchaser should marry or remarry subsequent to the date of this Agreement, the Purchaser shall within thirty (30) days thereafter obtain his or her new spouse’s acknowledgment of and consent to the existence and binding effect of all restrictions contained in this Agreement by signing an additional Consent of Spouse in the form of Exhibit A hereto.

7.        Legends. All certificates representing any shares of Stock subject to the provisions of this Agreement shall have endorsed thereon the following legends:

(a)        “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REPURCHASE OPTION, A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY OR ITS

ASSIGNEE, AND OTHER RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS COMPANY.”

(b)        “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTEHCATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

(c)        Any legend required to be placed thereon by the California Commissioner of Corporations.

8.        Warranties and Representations. In connection with the proposed purchase of the Stock, the Purchaser hereby agrees, represents and warrants as follows:

(a)        The Purchaser is purchasing the Stock solely for the Purchaser’s own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. The Purchaser further represents that the Purchaser does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Stock or any portion thereof, and that the entire legal and beneficial interest of the Stock that the Purchaser is purchasing is being purchased for, and will be held for the account of, the Purchaser only and neither in whole nor in part for any other person.

(b)        The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock. The Purchaser further represents and warrants that the Purchaser has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as the Purchaser deems necessary and appropriate to enable the Purchaser to evaluate the financial risk inherent in making an investment in the Stock and has received satisfactory ad complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

(c)        The Purchaser realizes that the Purchaser’s purchase of the Stock will be a highly speculative investment, and the Purchaser is able, without impairing the Purchaser’s financial condition, to hold the Stock for an indefinite period of time and to suffer a complete loss of the Purchaser’s investment.

(d)        The Company has disclosed to the Purchaser that:

(i)        The sale of the Stock has not been registered under the Securities Act, and the Stock must be held indefinitely unless a transfer of it is subsequently registered under the Securities Act or an exemption from such registration is available, and that the Company is under no obligation to register the Stock;

(ii)        The Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

(e)        The Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of six (6) months, and in certain cases one (1) year, after they have been purchased and paid for (within the meaning of Rule 144), subject to the lengthier market standoff agreement contained in Section 9 of this Agreement or any other agreement entered into by the Purchaser. The Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as the Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

(f)        Without in any way limiting the Purchaser’s representations and warranties set forth above, the Purchaser further agrees that he or she shall in no event make any disposition of all or any portion of the Stock which he or she is purchasing unless and until:

(i)        There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(ii) The Purchaser shall have (1) notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (2) furnished the Company with an opinion of his or her own counsel to the effect that such disposition will not require registration of such shares under the Securities Act, and such opinion of his or her counsel shall have been concurred in by counsel for the Company, and the Company shall have advised the Purchaser of such concurrence.

9.        “Market Stand-Off” Agreement. The Purchaser hereby agrees that in connection with any underwritten public offering by the Company, during the period of time specified by the Company and an underwriter of common stock of the Company following the effective date of the registration statement of the Company filed under the Securities Act with respect to such offering, the Purchaser shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period.

10.        Escrow. As security for his or her faithful performance of this Agreement and to insure the availability for delivery of the Stock upon of the Unvested Share Repurchase Option and the Right of First Refusal herein provided for, the Purchaser agrees to deliver to and deposit with the Secretary of the Company (the “Escrow Agent”), as Escrow Agent in this transaction, two Stock Assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit B, together with the certificate or certificates evidencing the Stock; such documents are to be held by the Escrow Agent pursuant to the Joint Escrow Instructions of the Company and the Purchaser set forth in Exhibit C attached hereto and incorporated by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder.

11.        Transfers in Violation of Agreement. The Company shall not be required (i) to Transfer on its books any shares of Stock of the Company which shall have been Transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so Transferred.

12.         Rights as Shareholder. Subject to the provisions of this Agreement, the Purchaser shall during the term of this Agreement be entitled to exercise all rights and privileges of a stockholder of the Company with respect to the Stock deposited in escrow.

13.         Further Instruments. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

14.         Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at the address hereinafter shown below his or her signature or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

15.         Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on Transfer herein set forth, be binding upon the Purchaser, his or her heirs, executors, administrators, successors and assigns.

16.         Entire Agreement; Amendments. This Agreement, together with the Exhibits hereto, shall be construed under the laws of the State of California (as it applies to agreements between California residents, entered into and to be performed entirely within California), and constitutes the entire agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

17.         Right to Specific Performance. The Purchaser agrees that the Company shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies available to the Company.

18.         Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

19.         Election Under Section 83(b) of the Code; Tax Consequences. THE PURCHASER UNDERSTANDS THAT THE PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF THE PURCHASER’S PURCHASE OR DISPOSITION OF THE SHARES OF STOCK. THE PURCHASER REPRESENTS (a) THAT THE PURCHASER HAS CONSULTED WITH ANY TAX ADVISER THAT THE PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES OF STOCK AND (b) THAT THE PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. The Purchaser hereby acknowledges that the Purchaser has been informed that, with respect to Unvested Shares, unless an election is filed by the Purchaser with the United States Internal Revenue Service (and, if necessary, the proper state taxing authorities) within 30 days after the purchase of the shares of Stock electing, pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable), to be taxed currently on any difference between the Purchase Price of the Unvested Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares, at the time they cease to be Unvested Shares, over the Purchase Price for such shares. The Purchaser represents that the Purchaser has consulted any tax advisers the

Purchaser deems advisable in connection with the Purchaser’s purchase of the shares of Stock and the filing of the election under Section 83(b) and similar tax provisions. A form of election under Section 83(b) is attached hereto as Exhibit D for reference. BY PROVIDING THE FORM OF ELECTION, NEITHER THE COMPANY NOR ITS LEGAL COUNSEL IS THEREBY UNDERTAKING TO FILE THE ELECTION FOR THE PURCHASER, WHICH OBLIGATION TO FILE SHALL REMAIN SOLELY WITH THE PURCHASER.

20.         Counterparts. This Agreement may be executed in counterparts, each of shall be an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Restricted Stock Purchase Agreement as of the day and year first above written.

	PURCHASER	COMPANY

Vocera Communications, Inc.

[Name]		By: Robert Zollars
Its: Chief Executive Officer

Address:		Address: 525 Race Street, #150
San Jose, CA 95126

EXHIBIT A

CONSENT OF SPOUSE

I,                                                                      , spouse of [            ], acknowledge that I have read the Restricted Stock Purchase Agreement dated as of [            ], 2012, to which this Consent is attached as Exhibit A (the “Agreement”) and that I know its consents. I am aware that by its provisions that Vocera Communications, Inc. (the “Company”) has the option to purchase certain shares of Stock of the Company which my spouse owns pursuant to the Agreement including any interest I might have therein, upon termination of my spouse’s engagement under circumstances set forth in the Agreement, and certain other restrictions are imposed upon the sale, transfer or other disposition of the Stock during my spouse’s lifetime. Capitalized terms not otherwise defined herein shall have the meanings given them in the Agreement.

I hereby agree that my interest, if any, in the Stock subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in the Stock shall be similarly bound by the Agreement.

I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent. I have either sought such guidance or counsel or determined after reviewing the Agreement carefully that I will waive such right.

Dated as of             , 2012.

Print Name:

EXHIBIT B

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED,                                                          , hereby sells, assigns and transfers unto                                                                                                                        (                    ) shares of the Common Stock of Vocera Communications, Inc., a Delaware corporation, standing in the undersigned’s name on the books of said Company represented by Certificate No.                      herewith, and does hereby irrevocably constitute and appoint                                               as my attorney to transfer the said stock on the books of the said Company with full power of substitution in the premises.

Date:	By:

EXHIBIT C

JOINT ESCROW INSTRUCTIONS

Corporate Secretary

Vocera Communications, Inc.

525 Race Street, #150

San Jose, CA 95126

Ladies/Gentlemen:

As Escrow Agent for both Vocera Communcations, Inc., a Delaware corporation (“Company”), and the undersigned purchaser of common stock (the “Stock”) of the Company (“Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”), dated as of the date hereof, to which a copy of these Joint Escrow Instructions is attached as Exhibit C, in accordance with the following instructions:

1.         In the event the Company and/or assignee of the Company (referred to collectively for convenience herein as the “Company”) shall elect to exercise the Unvested Share Repurchase Option or the Right of First Refusal set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of Stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of such notice.

2.         At the closing of a transaction pursuant to Paragraph 1, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares of Stock being transferred, and (c) to deliver same, together with the certificates evidencing the shares of Stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by check) for the number of shares of Stock being purchased pursuant to the exercise of the Unvested Share Repurchase Option or the Right of First Refusal, as the case may be.

3.         Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of Stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you and his or her attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments, or other documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the Stock is held by you.

4.         This escrow shall terminate at such time as there are no longer any shares of stock subject to the Unvested Share Repurchase Option or the Right of First Refusal.

5.         If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder.

6.         Your duties hereunder may be altered, amended, modified or revoked only by writing signed by all of the parties hereto.

7.         You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence to such good faith.

8.         You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or Company, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or Company by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.         You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.         You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11.         You shall be entitled to employ such legal counsel and other experts as you may deem necessary or proper to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12.         Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be counsel to the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13.         If you reasonably require other or further instructions in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14.         It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or rights of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.         Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United State Post, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten (10) days’ advance written notice to each of the other parties hereto.

COMPANY:	Vocera Communications, Inc.
525 Race Street, #150

2

San Jose, CA 95126

PURCHASER:	[Name] [Address]

ESCROW AGENT:	Corporate Secretary Vocera Communications, Inc. 525 Race Street, #150 San Jose, CA 95126

16.         By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

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17.        This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

Very truly yours,

By:	Robert Zollars
Chief Executive Officer

PURCHASER:

[Name]

Agreed to and accepted as of the date set forth above:

ESCROW AGENT:

Corporate Secretary

By:
[Name]

EXHIBIT D

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the United States Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of regular gross income.

1.	TAXPAYER’S NAME:

TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:

2.	The property with respect to which the election is made is described as follows: XXXX (XXXX) shares of Common Stock of Vocera Communications, Inc., a Delaware corporation (the “Company”) which were transferred pursuant to a Restricted Stock Purchase Agreement entered into by Taxpayer and the Company, which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.

3.	The date on which the shares were transferred pursuant to the purchase of the shares was , 2012 and this election is made for calendar year [2012].

4.	The shares received are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer’s original purchase price under certain conditions at the time of Taxpayer’s termination of employment or services.

5.	The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $ per share at the time of purchase.

6.	The amount paid for such shares by Taxpayer was $0.0003 per share.

7.	The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:

Taxpayer’s Signature

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